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                                                                     EXHIBIT 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Rayonier Inc.:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-3 (File Nos. 33- 51972 and 33-52855).

                                                           ARTHUR ANDERSEN LLP

Stamford, Connecticut
March 27, 1997